FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

1.	Date of Purchase: July 7, 2010_______________________________________

3.	Date offering commenced: July 14, 2010___________________________________

4.           Underwriters from whom purchased:  JP Morgan Securities Inc.____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation1:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  560,000

9.           Aggregate principal amount or total number of shares of offering:  1,000,000,000

10.           Purchase price (net of fees and expenses):  99.762

11.           Initial public offering price:  99.762

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  8/11/10

1 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

2.	Date of Purchase: July 9, 2010_______________________________________

3.	Date offering commenced: July 14, 2010___________________________________

4.           Underwriters from whom purchased:  SeaPort Group Securities, LLC.____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation2:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  10,000

9.           Aggregate principal amount or total number of shares of offering:  1,000,000,000

10.           Purchase price (net of fees and expenses):  100.156

11.           Initial public offering price:  99.762

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
j. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

k. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  8/11/10

2 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

3.	Date of Purchase: July 9, 2010_______________________________________

3.	Date offering commenced: July 14, 2010___________________________________

4.           Underwriters from whom purchased:  Banc of America Securities LLC.____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation3:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  120,000

9.           Aggregate principal amount or total number of shares of offering:  1,000,000,000

10.           Purchase price (net of fees and expenses):  100.395

11.           Initial public offering price:  99.762

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b.          The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________
i.       The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.
	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  8/11/10

3 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Metlife Inc.

4.	Date of Purchase: August 3, 2010_______________________________________

3.	Date offering commenced: August 6, 2010___________________________________

4.           Underwriters from whom purchased:  Deutsche Bank Securities Inc..____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation4:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  60,000

9.           Aggregate principal amount or total number of shares of offering:  750,000,000

10.           Purchase price (net of fees and expenses):  98.494

11.           Initial public offering price:  98.494

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  10/26/10

4 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Metlife Inc.

5.	Date of Purchase: August 3, 2010_______________________________________

3.	Date offering commenced: August 6, 2010___________________________________

4.           Underwriters from whom purchased:  Nomura Securities Intl Inc...____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation5:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  30,000

9.           Aggregate principal amount or total number of shares of offering:  750,000,000

10.           Purchase price (net of fees and expenses):  99.816

11.           Initial public offering price:  98.494

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  10/26/10

5 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Metlife Inc.

6.	Date of Purchase: August 3, 2010_______________________________________

3.	Date offering commenced: August 6, 2010___________________________________

4.           Underwriters from whom purchased:  UBS Warburg LLC

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation6:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  250,000

9.           Aggregate principal amount or total number of shares of offering:  750,000,000

10.           Purchase price (net of fees and expenses):  99.975

11.           Initial public offering price:  99.975

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  10/26/10

6 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Royal Bank of Scotland

7.	Date of Purchase: September 13, 2010_______________________________________

3.	Date offering commenced: September 20, 2010____________________________

4.           Underwriters from whom purchased:  RBS Securities Inc.____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation7:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  700,000

9.           Aggregate principal amount or total number of shares of offering:  2,000,000,000

10.           Purchase price (net of fees and expenses):  99.793

11.           Initial public offering price:  99.793

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  10/26/10

7 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Nucor Corp.

8.	Date of Purchase: September 22, 2010____________________________________

3.	Date offering commenced: September 21, 2010______________________________

4.           Underwriters from whom purchased:  Barclays Capital Inc..____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation8:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  820,000

9.           Aggregate principal amount or total number of shares of offering:  600,000,000

10.           Purchase price (net of fees and expenses):  102.037

11.           Initial public offering price:  99.832

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  10/26/10

8 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  E.I. Du Pont De Nemours

9.	Date of Purchase: September 22, 2010___________________________________

3.	Date offering commenced: September 23, 2010____________________________

4.           Underwriters from whom purchased:  JP Morgan Securities Inc...____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation9:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  1,000,000

9.           Aggregate principal amount or total number of shares of offering:  1,000,000,000

10.           Purchase price (net of fees and expenses):  101.518

11.           Initial public offering price:  99.859

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  10/26/10

9 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Metlife Inc.

10.	Date of Purchase: August 3, 2010_______________________________________

3.	Date offering commenced: August 3, 2010___________________________________

4.           Underwriters from whom purchased:  Deutsche Bank Securities Inc..____________

5.           Subadvisor of Managed Portion:  __BlackRock Financial Management, Inc.______

6.           Affiliated person in underwriting syndicate: PNC Capital Markets LLC.____________

7.           Nature of affiliation10:  __PNC has partial ownership of BlackRock_________

8.           Aggregate principal amount or number of shares purchased:  150,000

9.           Aggregate principal amount or total number of shares of offering:  1,000,000,000

10.           Purchase price (net of fees and expenses):  98.494

11.           Initial public offering price:  98.494

12           Commission, spread or profit:  __0.20___%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b.         The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e. The underwriting was a firm commitment underwriting.	____X___	_______
f.           The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________
i.         The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.
	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved: Spencer J. Fleming                                                                Date:  10/29/10

10 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI US Small/Mid Cap Growth Equity Fund

1.           Issuer:  Exam Works Group Inc..

11.	Date of Purchase: October 27, 2010_______________________________________

3.	Date offering commenced: October 27, 2010___________________________________

4.           Underwriters from whom purchased:  Credit Suisse Securities (USA) LLC

5.           Subadvisor of Managed Portion:  __Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate:                                                                                                                     Goldman Sachs & Co.
                                                                   Barclays Capital
Credit Suisse AG
William Blair & Co.
Needham & Company, LLC

7.           Nature of affiliation11:  __Parent Company with the underwriter_________

8.           Aggregate principal amount or number of shares purchased:  24,195.00 shares

9.           Aggregate principal amount or total number of shares of offering:  10,300,000 shares

10.           Purchase price (net of fees and expenses):  $16

11.           Initial public offering price:  $16

12           Commission, spread or profit:  _____%                                                                $1.1200

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	_____X__

11 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

b.         The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e. The underwriting was a firm commitment underwriting.	____X___	_______
f.           The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________
i.         The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.
	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Steve Barry                                                                Date:  1/14/11

FORM 10f-3
Registered Domestic Securities

FUND: MGI US Small/Mid Cap Growth Equity Fund

1.           Issuer:  Youku.com Inc. ADR

12.	Date of Purchase: 12/08/10_______________________________________

3.	Date offering commenced: 12/08/10___________________________________

4.           Underwriters from whom purchased:  Liquidnet Inc.

US Bancorp Piper Jaffray Inc.

5.           Subadvisor of Managed Portion:  __Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate:                                                                                                                     Goldman Sachs & Co.
                                                                   Allen & Co. Incorporated
Pacific Crest Securities, Inc.
Piper Jaffray & Co.

7.           Nature of affiliation12:  __Parent Company with the underwriter_________

8.           Aggregate principal amount or number of shares purchased:  2874.00 shares

9.           Aggregate principal amount or total number of shares of offering:  15,845,700 shares

10.           Purchase price (net of fees and expenses):  $12.80

11.           Initial public offering price:  $12.80

12           Commission, spread or profit:  _____%                                                                $0.8960

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	____X___
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	___X__	_______
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e. The underwriting was a firm commitment underwriting.	____X___	_______
f.           The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________
i.            The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.
	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Steve Barry                                                                Date:  1/14/11

12 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI US Small/Mid Cap Growth Equity Fund

1.           Issuer:  Fleet Cor Technologies Inc.

13.	Date of Purchase: 12/14/10_______________________________________

3.	Date offering commenced: 12/14/10___________________________________

4.           Underwriters from whom purchased:  JP Morgan Chase & Co.

5.           Subadvisor of Managed Portion:  __Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate:                                                                                                                     Goldman Sachs & Co.
                                                                   Barclays Capital
J.P. Morgan Chase & Co.
Morgan Stanley & Co. Inc.
PNC Capital Markets LLC
Raymond James
Wells Fargo Securities

7.           Nature of affiliation13:  __Parent Company with the underwriter_________

8.           Aggregate principal amount or number of shares purchased:  10,291.00 shares

9.           Aggregate principal amount or total number of shares of offering:  12,675,000 shares

10.           Purchase price (net of fees and expenses):  $23

11.           Initial public offering price:  $23

12           Commission, spread or profit:  _____%                                                                $1.4375

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	____X___
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	___X__	_______
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e. The underwriting was a firm commitment underwriting.	____X___	_______
f.           The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________
i.            The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.
	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Steve Barry                                                                Date:  1/14/11

13 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI US Short Maturity Fixed Income Fund

1.           Issuer:  Jefferies Group, Inc.

14.	Date of Purchase: 11/2/2010_______________________________________

3.	Date offering commenced: 11/2/2010___________________________________

4.           Underwriters from whom purchased:  Jefferies and Company

5.           Subadvisor of Managed Portion:  __JP Morgan Securities, Inc.

6.           Affiliated person in underwriting syndicate:

7.           Nature of affiliation14:  ___________

8.           Aggregate principal amount or number of shares purchased:  184,700

9.           Aggregate principal amount or total number of shares of offering:  500,000,000 shares

10.           Purchase price (net of fees and expenses):  $99.838

11.           Initial public offering price:  $99.838

12           Commission, spread or profit:  _____%                                                                $0.30

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_______
b.           The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	___X__	_______
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e. The underwriting was a firm commitment underwriting.	____X___	_______
f.           The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________
i.            The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.
	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Madaline Bal                                                                Date:  1/21/11

14 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

15.	Date of Purchase: November 9, 2010__________________________________

3.	Date offering commenced: November 15, 2010___________________________

4.           Underwriters from whom purchased:  Agency Trading Group, Inc.____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation15:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  50,000

9.           Aggregate principal amount or total number of shares of offering:  1,200,000,000

10.           Purchase price (net of fees and expenses):  97.903

11.           Initial public offering price:  97.998

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  1/20/11

15 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

16.	Date of Purchase: November 9, 2010__________________________________

3.	Date offering commenced: November 15, 2010___________________________

4.           Underwriters from whom purchased:  Citigroup Global Markets.____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation16:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  50,000

9.           Aggregate principal amount or total number of shares of offering:  1,200,000,000

10.           Purchase price (net of fees and expenses):  97.998

11.           Initial public offering price:  97.998

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
j. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

k. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  1/20/11

16 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

17.	Date of Purchase: November 9, 2010__________________________________

3.	Date offering commenced: November 15, 2010___________________________

4.           Underwriters from whom purchased:  Agency Trading Group, Inc.____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation17:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  50,000

9.           Aggregate principal amount or total number of shares of offering:  1,200,000,000

10.           Purchase price (net of fees and expenses):  97.903

11.           Initial public offering price:  97.998

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  1/20/11

17 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

18.	Date of Purchase: November 9, 2010__________________________________

3.	Date offering commenced: November 15, 2010___________________________

4.           Underwriters from whom purchased:  JP Morgan Securities Inc.

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation18:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  50,000

9.           Aggregate principal amount or total number of shares of offering:  1,200,000,000

10.           Purchase price (net of fees and expenses):  97.848

11.           Initial public offering price:  97.998

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  1/20/11

18 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

19.	Date of Purchase: November 10, 2010__________________________________

3.	Date offering commenced: November 15, 2010___________________________

4.           Underwriters from whom purchased:  Credit Suisse First Boston Inc..____________

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation19:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  90,000

9.           Aggregate principal amount or total number of shares of offering:  1,200,000,000

10.           Purchase price (net of fees and expenses):  98.434

11.           Initial public offering price:  97.998

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  1/20/11

19 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

20.	Date of Purchase: November 10, 2010__________________________________

3.	Date offering commenced: November 15, 2010___________________________

4.           Underwriters from whom purchased:  Goldman Sachs Group Inc.

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation20:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  50,000

9.           Aggregate principal amount or total number of shares of offering:  1,200,000,000

10.           Purchase price (net of fees and expenses):  98.462

11.           Initial public offering price:  97.998

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	___X__	_________
d. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  1/20/11

20 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Time Warner Inc..

21.	Date of Purchase: November 10, 2010__________________________________

3.	Date offering commenced: November 15, 2010___________________________

4.           Underwriters from whom purchased:  Deutsche Bank Securities Inc.

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation21:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  40,000

9.           Aggregate principal amount or total number of shares of offering:  1,200,000,000

10.           Purchase price (net of fees and expenses):  98.489

11.           Initial public offering price:  97.998

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  1/20/11

21 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.